                                                                   EXHIBIT 10.38

                       MULTI PRODUCT TECHNOLOGY TRANSFER
                       ---------------------------------
                       DEVELOPMENT AND LICENSE AGREEMENT
                       ---------------------------------

AGREEMENT, effective as of this 30th August 1994 (hereinafter referred to as the "Effective Date"), by and between SCHEIN PHARMACEUTICAL, INC, 100 Campus Drive, Florham Park, NY 07932, U.S.A., (hereinafter referred to as "Schein") and ETHICAL HOLDINGS PLC, a company registered in the United Kingdom and having its principal place of business at Corpus Christi House, 9 West Street, Godmanchester, Cambridgeshire, PE18 8HG, U.K. (hereinafter referred to as "Ethical").

                               WITNESSETH THAT:
                               ----------------

WHEREAS, Ethical owns valuable Ethical Know-How (hereinafter defined) and has sought Patent Rights (hereinafter defined) relating to pharmaceutical formulations designed to provide controlled release of active constituents from solid dosage forms; and

WHEREAS, Ethical has a research and development capability in drug delivery systems and pharmaceuticals in areas, including but not limited to, efficacy, improved formulations and methods of drug delivery; and

WHEREAS, Schein desires that Ethical develop, as provided for in this Agreement,
****** **** ******** ** ****** **** ******** *** ** ***** *** ***********
******* ** ** *********** *** *** ** **** ****** ***** *** ******* ****-***; ***

WHEREAS, Schein has expressed an interest in entering into an agreement on terms similar to those contained herein in respect of the development and marketing in the United States of the ************* ******* (** ******* ** *********** *)
********* *******'* ****-*** ******** ** ************; ***

WHEREAS, Schein desires to effect the final product development and registration with the regulatory authorities within the United States and outside of the United States and to make the regulatory filings.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and conditions set forth herein, the parties hereto mutually agree as follows:

1.   DEFINITIONS
     -----------

     1.1 In this Agreement, unless the context otherwise requires, the following terms shall have the meaning set forth in this clause:

          1.1.1 "Ethical" means ETHICAL HOLDINGS PLC, Corpus Christi House, 9 West Street, Godmanchester, Cambs., PE18 8HG, UK.


* Page redacted pursuant to confidential treatment request.

          1.1.2 "Schein" means SCHEIN PHARMACEUTICAL, INC, 100 Campus Drive, Florham Park, NY 07932, U.S.A.

          1.1.3  "Effective Date" means 30th August 1994.

          1.1.4 "Ethical Know-How" means all proprietary scientific and medical information, technical data and marketing studies in Ethical's possession or, from time to time invented or developed or acquired by or on behalf of Ethical or under the control of Ethical (other than Schein Know-How) relating specifically to the registration, marketing, manufacture or use of its **** ** *********** **** ******** ********** as further detailed in
                 Schedule 1 including, but not limited to, toxicological, pharmacological, analytical and clinical data, bioavailability studies, product forms and formulations, control assays and specifications, methods of preparation and stability data and specifically including all information contained in all health registration dossiers to be filed in various countries of the world, and shall further include all Improvements and Independent Third Party data which Ethical has access to and is free to disclose without restriction or compensation to such Independent Third Party(and relating to the Designated Products). Notwithstanding the foregoing, the term 'Ethical Know-How' shall not be deemed to refer to information and data of the type which would not be required to be maintained as confidential by either party pursuant to the provision of Clause 22.

          1.1.5 "Schein Know-How" means all proprietary scientific and medical information and technical data from time to time developed or acquired by or on behalf of Schein (other than Ethical Know-
                 How) relating specifically to the manufacture or use of the technology and all Improvements including, but not limited to, toxicological, pharmacological, analytical and clinical data, bioavailability studies, product forms and formulations, control assays and specifications, methods of preparation and stability data, and specifically including all information contained in all health registration dossiers filed by Schein relating to the Designated Products. Not withstanding the foregoing, the term 'Schein Know-How' shall not be deemed to refer to information and data of the type which would not be required to be maintained as confidential by either party pursuant to the provision of Clause 22.

          1.1.6 "Patent Rights" means those patents and patent applications listed in Schedule 2 and any and all patents and patent applications filed

* redacted pursuant to confidential treatment request
                 by or issued to Ethical and licensed or assigned to Ethical relating to controlled release formulations for oral administration in man, or the manufacture or use of them, together with any and all patents that may issue or may have issued therefrom, including any and all divisions, continuations, continuations-in-part, extensions, additions or reissues of or to any of the aforesaid patent applications in any country in which Ethical has filed, or hereafter files, patents.

          1.1.7 "Prospective Development Products" means those pharmaceutical compounds discussed by the parties and thereby listed in
                 Schedule 5 as amended from time to time.

          1.1.8 "Designated Products" means the Prospective Development Products selected by Schein pursuant to Schedule 3 and which thereby are no longer included in the definition of Prospective Development Products.

          1.1.9  *********** ******* *********** ****** ********* ********
                 ********** ************ ******* ** ***************
                 ************* ********* ** ********** ************ ***
                 ********** ******* ** ********* ** ***** ******** ** ***
                 ******** ********** *********** *********.

          1.1.10 "Territory" means *** ****** ***** ****** ** ******* ** ***
                 ************* ******* ** ***** **** ** ***** **** ****** ***
                 ****** ******* *** *********** *** ***********.

          1.1.11 "Net Sales" means the gross sales of a Designated Product actually invoiced by Schein or Schein's sublicensee hereunder to an Independent Third Party, less chargebacks and rebates, the total ordinary and customary trade discounts (but not including cash discounts for prompt payments), rebate for inventory price protection to counter competitive pressures, excise taxes, other consumption taxes, customs duty, credits and allowances actually granted on account of rejection or return.

          1.1.12 "Independent Third Party" means any party other than Ethical and Schein and their respective subsidiaries and affiliates.

          1.1.13 "Agreement" means this agreement duly signed by the parties.

          1.1.14 "Designated Development Programme" means the programme of development selected by the Notice under Schedule 3 containing at least the obligations set forth in Schedule 4 prepared by Ethical and


* redacted pursuant to confidential treatment request
                 approved by Schein for the development of a Designated Product for manufacture, use, promotion, distribution and sale in the United States. Each Designated Development Programme may be amended from time to time by the addition of Designated Product Extensions or exclusion of any Granted Territory or as set out under Clause 12 and Schedule 3, Clause 2.7, or otherwise as agreed between the parties.

          1.1.15 "Multi Product Development Programme" means the overall programme of development in respect of all the Designated Development Programmes.

          1.1.16 "FDA" means the United States Food and Drug Administration.

          1.1.17 "Marketing Authorisations" means the consent or approval of the FDA and any applicable comparable state agencies required to market and distribute a Designated Product in the United States, its territories and possessions or the consent or approval of any government or any governmental agency required to market and distribute a Designated Product outside of the United States.

          1.1.18 "Improvements" means inventions, discoveries, developments, ideas and indications relating to the Ethical Know-How and Patent Rights.

          1.1.19 "Granted Territory" shall mean ***** ********* ****** ***
                 ********* ** ***** ******** ** ****** ** ****** * ** ******
                 ****** *** *** ***** ** *** *** ******* *** ****** *******
                 ******* ******** *** ****** ******** *** ** ********* *********
                 ** ***** ********** *********** **** ******* ** *** **** ******
                 ****** ************ ********** ********* *** **** ** *
                 ********** ********

          1.1.20 "Quarter" shall mean any of the four quarters commencing 31st August, 30th November, 28th February and 31st May of any year.

     1.2  In this Agreement

          1.2.1 the singular includes the plural and vice versa, the masculine includes the feminine and vice versa and references to natural persons include corporate bodies, partnerships and vice versa.

          1.2.2 any references to Clause or Schedule shall, unless otherwise specifically provided, be to a Clause or Schedule of this Agreement. All the Schedules of this Agreement shall have the same force and

* redacted pursuant to confidential treatment request
                 effect as if they were set out in the main body of the Agreement.

2.   WARRANTY
     --------

     2.1 Ethical warrants that it is exclusive owner of all rights, title and interest in and to the Patent Rights and Ethical Know-How and that it is free to enter into this Agreement and to carry out all of the provisions hereof including its agreement to grant to Schein an exclusive licence with the right to grant certain sub-licences with respect to the Designated Products in the Territory without any consents from any third parties.

     2.2 Ethical represents and warrants that the Designated Development Programmes shall be in accordance with current Good Laboratory Practices and current Good Manufacturing Practices, as per statute and regulations of the FDA and with the laws and regulations of any other governmental authority applicable thereto and that all laboratory, scientific, technical and/or other data submitted by or on behalf of Ethical relating to a Designated Product shall be true and correct and shall not contain any deliberate or negligent falsification, misrepresentation or omission.

     2.3 Each of Ethical and Schein represents and warrants to the other that it is not currently debarred, suspended or otherwise excluded by any United States governmental agency from receiving Federal contracts.

3.   LICENCE GRANT
     -------------

     3.1  ******* ** ****** *** ****** ******* ****** ****** ** ******* *** ***
          **** *************** ******** ** **** ********* *** ********* *****
          ***** *** ****** ****** **** ****** ******** **** *** ***** **
          ********** ** **** ****** ************ **** ******** *******
          ********** *** **** *** ********** ******** ** *** **********

     3.2 All proprietary rights and rights of ownership with respect to the Patent Rights, and Ethical Know-How shall, at all times, remain solely with Ethical and Schein shall have no proprietary rights in or to the Patent Rights and Ethical Know-How other than those specifically granted herein. All proprietary rights to Schein Know-How belong to and shall, at all times, remain solely with Schein, other than as specifically provided herein.

     3.3 For the term of this Agreement, Ethical agrees that it will not, directly or indirectly, market, sell or distribute in the Territory, or develop or assist in the development for use, manufacture, marketing, promotion, sale or distribution in the Territory, any Designated Product except as provided in

* redacted pursuant to confidential treatment request this Agreement

     3.4 *** *** ********* ** ***** Ethical shall have a continuing right to make, have made and use for its own investigational and developmental purposes (but not sell, directly or indirectly in, or to the Territory) any Designated Product in the Territory. If Ethical acquires or develops Improvements for the Designated Products it shall make these available to Schein as part of *** ******* *******
          *********.

     3.5  *** *** ********* ** ***** *** ****** ******* ** ****** ***** ***
          ****** ** ********* ********* ******** ** **  ******* ** ************
          ***** ******** ** *** *** ******* ******** *** ****** ****** **
          ********* *** ******** ******** ****** *** ****** ********* ******
          **** *** ********** ********* *** ********* *** **** ** *** *********.

4.   SELECTION OF DESIGNATED PRODUCTS
     --------------------------------

     4.1  Schein agrees to select, in accordance with Schedule 3, ** ********
          ********** ******** **** *** *********** *********** *********

     4.2 On the date on which each Prospective Development Product is selected by Schein in accordance with Schedule 3 and thereby becomes a Designated Product, the following provisions will apply from that date to each such Designated Product.

          4.2.1 Schein and Ethical shall immediately start work under the Designated Development Programme for the Designated Product.

          4.2.2 In the event that Designated Product Extensions are requested by Schein and mutually agreed then the Designated Development Programme shall be amended by Ethical and Schein to reflect such agreed amendments.

          4.2.3 For the period starting with the Effective Date and ending with the first commercial sale of the Designated Product in the Territory to an Independent Third Party, Ethical shall report to Schein on a monthly basis the progress of the Designated Development Programme of the Designated Product. Ethical will use all reasonable efforts to carry out the Designated Development Programme in accordance with the timetable set forth therein subject to Clause 12. Ethical will carry out the Designated Development Programme in accordance with all applicable laws and regulations including, without limitation, applicable United States laws and FDA regulations.


* redacted pursuant to confidential treatment request

          4.2.4 Ethical will, on a continuous basis, provide to Schein any Ethical Know-How developed, information acquired or development planned in relation to the Designated Product and all Improvements and modifications to the Designated Product.

          4.2.5 Ethical shall make available to Schein, on a reasonable consultation basis without charge to Schein, such advice of its technical personnel as may reasonably be requested by Schein in connection with the Designated Development Programme.

          4.2.6 Schein shall disclose to Ethical and Ethical shall disclose to Schein all reports or other knowledge they may possess with respect to "adverse drug experiences" (as defined in regulations promulgated by the FDA), mis-labelling, stability failures or microbiological contamination with respect to the Designated Product within 10 (ten) days of becoming aware of same. With respect to "serious adverse drug experiences" (as defined in 21 CFR #312.32 and #314.80 promulgated by the FDA), Schein shall disclose to Ethical and Ethical shall disclose to Schein all reports and other knowledge they may possess as soon as possible, and in no event later than 2 (two) business days of the receipt of such report or notification of the serious adverse drug experience. The timing and content of such disclosure shall comply with all FDA regulations applicable to notification to the FDA with respect to such matters and shall comply with the laws and regulations of any relevant country in the Territory in which the Designated Product is promoted, marketed, distributed and sold.

          4.2.7 Throughout the term of each Designated Development Programme, and in any event no less than 4 (four) times a year, Schein shall furnish to Ethical any Schein Know-How and any other information and data developed or acquired by or under the control of Schein with respect to the Designated Product for Ethical's use in any Granted Territory, and subject to corresponding obligations of confidentiality as set forth herein, all such Schein Know-How and information and data without restriction and without additional compensation to Schein, other than provided for in this Agreement, subject to the following, sentence. Schein shall be under no obligation to provide any Schein Know-How, information or data to Ethical hereunder if the disclosure of such would be in violation of any bona fide agreement with any Independent Third Party and such violation can be proved by Schein.

5.   PAYMENT
     -------

     5.1 In consideration of the granting of the exclusive licence under Clause 3 to use the Ethical Know-How and Patent Rights, Schein agrees to pay Ethical **** $********* ***** ******* **** ******** upon the signing of this Agreement.

     5.2 The parties further agree that, subject to Clause 12 and Schedule 3, Clauses 2.7 and 2.8, Schein pay Ethical the sum of *********** *******
          ***** ******* **** ********* ******* ******* ***** *** ****** ****
          ********** ************ ********** **** ********* ****** **** ******
          **** ** ** ******* ** ********** **** ******** ** ******* * *** **

     5.3  **** ******** ******* ***** ******* *** **** ** ****** ******** **
          ******* ** *** ********** ******* ** *** ******** **** *** **** **
          **** ******* ***** **** ********** *********** ********** ** ** ******
          ****** *** ***** ****** ** ******** ****** **** *** ********* ** ***
          ******** ** ******* ** ******** *** ***** ****** *** ** ******** * ***
          ****** ********* ****** ** ******* ** *** ******** ** ******* ** *
          ******* ** **** ********** **** ******* **** ******** *** ******** ***
          **** ******* ***** ** ******* ** ******* **** ***** *** **** **
          ******** ******* ** *** ********

     5.4  ** *** ***** **** ********** ******* ** *** ******** **** *** ** ****
          ** *** ********** ******* ********** *** ** ********* ** ** ***
          ********** *********** ********* ************ ****** ** ********* **
          ********* *** *** ****** *********** ***** *** ********* ** ***** **
          ***** *** ******* ** *** ******** **** ** ******* ** *** ******
          ********* *** ********* ******** ***** **** ********** ***********
          ********* ** *** **** ** ********** **

          5.4.1  ** ********* ********** *********** **********

          5.4.2  *** *********** ********* ******* ** ********** *** **** ***
                 ***** ***** ************** ** ************ ** *** ******* *
                 *********** ********* ***** **** ******* **** ******* ******
                 *** ********

          5.4.3  *** *********** ********* ******* ** ********* *** **** *****
                 ************** ** ************ ** *** ******* * ***********
                 ********* ***** **** ******** ***** **

          5.4.4  *** ********** ******* **********

* redacted pursuant to confidential treatment request

     5.5  *** *** ***** *** *********** ***** ****** ***** ***** *** ****** **
          *** ******** **** **** ** ** *** **** ** ********** **** ***** **
          ***** ** ******* ** *** ********** *********** ********* ********** **
          ********* ***** ** ******** ******* *** *********** **********
          *********** ********* ******* *** *** ***** *** ****** **********
          ***** ****** ***** ** ****** ***** ** *** **** *** *** ***** **
          ********  *** ******* ** ****** ** ********** ********** ** ***
          *********** ********** *********** *********

6.   THIRD PARTY NEGOTIATIONS
     ------------------------

     6.1  ******* ****** ********** **** **** ****** * ****** ** ** **********
          ****** ********* **** *** ********* **** *** ***** ***********
          *********** ******** *** ***** ***** *** ********* ******** **
          ********** ** ******** * ******** ******* ** *** * ****** ** * *****
          ****** ***** *** ************ ** * ********* ******* *** *****
          ********** ******** *** ***** ** *** ********* **** ***** *** **
          ********* ******** ** ********** ** ******** * **** ** ** **** *****
          **** ** ********** ****** ********* **** *** ********* ****** ** ***
          **** ****** ****** ** *** ** ******** ****** ** ******* ******* ***
          ******** *** ** ***** **** *** ************ ** *********** **** ***
          *********** ***** ***** ** ******* ** *** *********** ***********
          ********

     6.2  ** *** ***** **** *********** ** *** ****** *** *** ** ****** ****
          ******* ****** **** *********** ************ ** *********** **** **
          *********** ***** ***** ** ******* ** *** *********** ***********
          ******* ** ***** ** ****** ****** **** ********** ** ******* ** ***
          ****** ** ******* *** ******* ******* ****** ******* ** **********
          *************** ************* **** *** ***** ** ********** *******
          ******* **** **** *********** ************ ** *********** *** ****
          ***** ******* *** ******** ** **** *********** ***** ***** ***
          ********* ** **** ********* *** *** *** ***** ******* *** *** ********
          ****** ** * ***** ** **** ********* *** *** *** * ****** *** *********
          ** *** *********** *********** ******* ****** *** *** ********
          *********** *********** ******* ***** ** *** ******* ** ***
          *************

     6.3 Upon receipt of the Notice, Schein shall have 8 weeks within which to inform Ethical in writing as to whether or not it wishes Ethical to prepare a development programme, as set out under Schedule 3, Clause 2.3, in respect of the Prospective Development Product detailed in the Notice. If no such response is received by Ethical within such a period, Ethical shall not be under any obligation to consider any response received subsequently.

* redacted pursuant to confidential treatment request

     6.4  **** ******* ** *** *********** ********* ****** ***** **** * ***** **
          ****** ******* ** ******* ** ** ******* ** *** ** ****** ** ****** ***
          *********** ********* ** *** ********** *********** ********** ** **
          **** ******** ** ******** ** ******* ****** **** * ******* *******
          ***** *** ** ***** *** ********** ** ******** *** ******** ********
          *************

     6.5  *** *** ********* ** ****** ** ** ****** ****** **** ******* ****
          ****** ** ** ********* **** *** *********** ** ******** ** *******
          **** *** *** *** ******** *** ************ ** *********** *** ***
          ***** **** *** ********** ********* **** *** *********** ***** *****
          ** ******* ** *** *********** *********** ******* ******** ******
          ***** ****** ****** **** ****** ** *** *** ***** ****** *** *** ****
          ******* ***** ******** ***** *** **** ************ ** ************

     6.6 In the event that Ethical subsequent to the Effective Date enters in to substantive negotiations with an Independent Third Party with respect to any product not included in Schedule 5 it shall have no obligation to so notify Schein.

     6.7  ** *** ***** **** ******** ********** ** *** ****** ******** ** ******
          *** *** ********** ** ****** ****** ******** *** ****** **********
          ********* ****** **** *********** ************ **** ** ***********
          ***** ***** **** ******* ** *** *********** *********** *******
          ******* ***** **** ****** ** *** **** ** ******* ****** ***** *** *
          ****** ** * ****** ***** **** *** **** ** **** ****** **** *** ******
          ******* ** ********** ******** ***** ****** ******* *** ******** **
          ****** ** ********** **** ******** * **** *********** ***********
          ******* ** * ********** ******* ** ******** ** *** ****** *********
          ************ ******* ** *** ***** **** ****** **** *** ** ****** ****
          *********** *********** ******* ** ** *** ***** **** *** **********
          ******** ****** ** ****** ****** *** **** **** ****** ******** ******
          ** *** *** ** **** ****** ***** *********** ******

7.   FIRST RIGHT OF REFUSAL
     ----------------------

     7.1  ****** ** ******* ***** ****** ** *** ********* ** ****** ** *
          ********** ******** ******* ***** ****** ****** ** ******* ** ***
          ******** ** ******** **** * ******* ********* ** ***** **********
          *********** **** ** *********** ***** ***** *** *** **** ************
          ********** ************* ********* *** **** ** **** ********** *******
          ** *** ******* ****** *** ********* **** ***********

     7.2 If Schein agrees to grant the Request (such agreement to be sent to Ethical in a written notice within 4 [four] weeks of receipt by Schein of the

* redacted pursuant to confidential treatment request

          Request) then Ethical shall have the unrestricted right to use and sub-licence the Patent Rights and Ethical Know-How and Schein Know-How to make and/or manufacture, use, promote, market, distribute and sell that Designated Product in the relevant country (subject to reasonable and appropriate compensation being paid to Schein, such compensation to be based on the amount of work and money expended by Schein in respect of the Designated Product and the country detailed in the Request).

     7.3 Any licence fee received by Ethical pursuant to Clause 7.2 shall belong exclusively to Ethical. Ethical agrees that Schein shall receive a ******* ******* ** **** **** *** * **** ******** of net
          sales of each such Designated Product (but in no event less than the running royalty as provided in Clause 13.1) and the royalties shall be subject to Clauses 13, 14 and 15.

     7.4 The minimum royalty set out in Clause 7.3 may be subject to review and renegotiation in the event of intensive competative pressures, local pricing policies in any particular country in the Territory or any other factors which in either party's reasonable commercial opinion justify a review and the parties undertake to conduct such review and renegotiation in good faith.

8.   RUNNING ROYALTIES
     -----------------

     8.1  Schein shall pay to Ethical running royalties as follows:

          8.1.1  ** ****** ******** of the Net Sales of each Designated Product.

          8.1.2 Schein shall promptly give notice to Ethical of the date of first commercial sale of each of the Designated Products in each of the counties in the Territory.

          8.1.3 In the event the royalty rates set forth immediately above exceed those allowable by applicable law or governmental rule or regulation, they shall be so modified as to conform to the maximum royalty rate allowable.

          8.1.4 The obligation to pay running royalties hereunder shall terminate with respect to sales of the Designated Product which follow the termination of this Agreement.

          8.1.5 Royalty term may be subject to review and renegotiation in the event of intensive competitive pressures, local pricing policies in any particular country in the Territory or any other factors which in


* redacted pursuant to confidential treatment request
                 either party's reasonable commercial opinion justify a review and the parties undertake to conduct such review and renegotiation in good faith.

9.   PAYMENT OF RUNNING ROYALTIES BY SCHEIN
     --------------------------------------

     9.1 Running royalties due to Ethical under Clause 8 of this Agreement shall accrue when a Designated Product is invoiced by Schein.

     9.2 Running royalties accruing hereunder shall be due and payable on the 45th (forty-fifth) day following the close of each fiscal quarterly period of Schein.

     9.3 Running royalties accruing hereunder shall be paid in U.S. dollars to Ethical or Ethical's designee, acceptable to Schein in its reasonable business judgement, duly named by Ethical in written notice to Schein.

     9.4  Running royalties accruing hereunder shall be paid in U.S. dollars.

     9.5 If, at any time, legal restrictions in the Territory prevent the prompt payment of running royalties or any portion thereof accruing hereunder, the parties shall meet to discuss suitable and reasonable alternative methods of reimbursing Ethical the amount of such running royalties.

10.  ROYALTY REPORTS BY SCHEIN
     -------------------------

     10.1 Each payment of running royalties made to Ethical hereunder shall be accompanied by a written report, prepared and signed by a financial officer of Schein, showing the Net Sales for the months of the quarterly period for which payment is being made. In the event that no running royalty is due to Ethical hereunder for any such quarterly period, Schein shall so report.

     10.2 Schein shall maintain and keep, for a period of at least 3 (three) years or, if shorter, for such period as required by applicable U.S. federal or state law, complete and accurate records in sufficient details to enable any running royalties which shall have accrued hereunder to be determined.

     10.3 Subject to Clause 10.2 above, and upon the request of Ethical, but not exceeding once in any one yearly period, Schein shall permit an independent public accountant, selected by Ethical and acceptable to Schein, which acceptance shall not be unreasonably withheld, to have access (subject to reasonable confidentiality undertakings) to such of the records of Schein as may be necessary to verify the accuracy of the royalty reports and payments submitted to Ethical hereunder. Any such inspection of Schein's records shall be at Ethical's expense except that, if any such inspection reveals an underpayment in an amount of running royalty actually paid to Ethical hereunder in any quarterly period of 5% (five percent) or more of the amount of such running royalty actually due to Ethical hereunder, then the expense of such inspection shall be borne by Schein instead of by Ethical. Any amount of discrepancy shall be paid promptly to Ethical.

11.  PROJECT MANAGERS & REPORTING
     ----------------------------

     11.1 In order to establish and maintain clear and effective communication, each party shall appoint one of their senior managers (a "Programme Director") to supervise and co-ordinate its obligations hereunder and act as the principal interface with the other party and deal with all matters relating to corporate liaisons. Each party will promptly, after execution of this Agreement, notify the other of its senior manager chosen to discharge such responsibility. Either party may change the Programme Director chosen provided that notice of the change is promptly given to the other party.

     11.2   Each Programme Director shall be responsible for.

            11.2.1 the appointment of employees to be directly responsible for each of the Designated Development Programmes (the "Project Managers")

            11.2.2 co-ordination and dissemination of all information within their own organisation; and

            11.2.3 dealing with all matters relating to the Designated
                   Development Programmes and obtaining resolution of any disputes relating thereto.

     11.3 Status meetings between the Programme Directors and/or Project Managers and/or other employees will be held on a quarterly basis at mutually agreed locations to review the status of the work being performed under the Designated Development Programmes. The status meetings will be chaired by Ethical.

     11.4 Status meetings between the chairmen of Ethical and Schein and/or other management and/or employees will be held on a half yearly basis at mutually agreed locations. The meetings will be chaired alternately by Ethical's and Schein's Chairmen respectively. The agenda for such meetings shall include a review of the Multi Product Development Programme and a progress report and an assessment of each Designated Development

            Product. The Programme Directors will deliver reports at such meetings, such reports to include at least the following information:

            11.4.1 the current status of each party's activities on each
                   Designated Development Programme;

            11.4.2 each party's planned activities for the next reporting period in respect of each Designated Development Programme;

            11.4.3 an expression of whether each party's activities are then on schedule with each Designated Development Programme and, if not, a description of why not and what actions are necessary to return to the Designated Development Programme timetable;

            11.4.4 identification of actual and anticipated problems areas which may affect each Designated Product being developed and marketed by the estimated dates set out in each Designated Development Programme;

            11.4.5 additions to or deletions from Schedule 5;

            11.4.6 a review of the costings included in each Designated
                   Development Programme;

            11.4.7 a review, exchange and update of any additional Ethical Know-
                   How or Schein Know-How; and

            11.4.8 a review of the effort being made by Schein to develop, obtain Marketing Authorisation and commercialise each Designated Product and a report by Schein on whether or not it has made, or may forseeably make, the determination that it does not intend to develop, obtaining Marketing Authorisation or commercialise any one of the Designated Products in any country in the Territory. In the event that it is agreed Schein is no longer making or no longer intends to make or is no longer able to make such effort then Schein's right to commercialise that Designated Product in that particular country of the Territory shall terminate and Ethical shall have the rights as further detailed in Clause
                   7.2 in respect thereof and Schein shall be compensated as contemplated by Clauses 7.2 and 7.3. Furthermore Schein shall promptly execute and sign all such applications, instruments and documents and do all such acts and things as may reasonably be required by Ethical to transfer any Marketing Authorisation obtained in respect of the Designated Product in any applicable country in the Territory to Ethical or its nominee and to enable Ethical or its nominee to be named any enjoy the benefit of any such Marketing Authorisation to the exclusion of Schein.

12.  ADDITIONAL WORK
     ---------------

     12.1 It is hereby agreed by the parties that the Notional Sums set out in Clause 5.2 are in consideration of Ethical carrying out its obligations as detailed in Schedule 4 under each Designated Development Programme in compliance with all applicable laws and regulations in order to achieve Marketing Authorisation in the United States and carry out its other obligations as provided in this Agreement.

     12.2 In the event that additional development activities are required to be undertaken by Ethical, other than as set out under Schedule 4, in order to achieve Marketing Authorisation in the United States any additional costs (the "Special Costs") connected with such work shall be included in the relevant Designated Development Programme. The additional work and Special Costs will be discussed and agreed with Schein in advance and the relevant Designated Development Programme will be amended accordingly.

     12.3 In the event that additional development activities are required in order to comply with applicable laws and regulations outside the United States (except in the Granted Territories) Ethical shall be entitled to undertake that work and make additional charges to Schein in respect of that work (the "Additional Charges"). The additional work and Additional Charges will be discussed and agreed with Schein in advance and the relevant Designated Development Programme will be amended accordingly.

13.  MONIES DUE FROM ETHICAL
     -----------------------

     13.1   ******* ***** *** ** ****** *** ******* ******** ** *** *******
            ******* ******** ******** ** ******* **** ** *********** ***** *****
            ***** * ******** ****** ** ************ ********* ** *****
            ********** *********** ******** ** *** **** ** * ********** *******
            ** *** ******* **********

14.  PAYMENT OF MONIES DUE FROM ETHICAL
     ----------------------------------

     14.1 The percentage of running royalties due to Schein under clause 13 of this Agreement shall accrue as and when running royalties are actually received by Ethical in respect of Designated Product sales in any Granted Territory in accordance with the provisions below.

     14.2 The percentage of running royalties accruing hereunder shall be due and

* redacted pursuant to confidential treatment request
            payable on the 45th (forty fifth) day following the close of each fiscal quarterly period of Ethical.

     14.3 The percentage of running royalties accruing hereunder shall be paid in U.S. dollars to Schein or Schein's designee, duly named by Schein in written notice to Ethical.

     14.4 If, at any time, legal restrictions prevent the prompt payment of monies or any portion thereof accruing hereunder, the parties shall meet to discuss suitable and reasonable alternative methods of reimbursing Schein the amount of such percentage of running royalties.

15.  ROYALTY REPORTS BY ETHICAL
     --------------------------

     15.1 Ethical shall maintain and keep, for a period of at least 3 (three) years or, if shorter, for such period as required by applicable law complete and accurate records in sufficient details to enable any running royalties which shall have accrued hereunder to be determined.

     15.2 Subject to Clause 15.1 above, and upon the request of Schein, but not exceeding once in any one yearly period, Ethical shall permit an independent public accountant, selected by Schein and acceptable to Ethical, which acceptance shall not be unreasonably withheld, to have access (subject to reasonable confidentiality undertakings) to such of the records of Ethical as may be necessary to verify the accuracy of the royalty reports and payments submitted to Schein hereunder. Any such inspection of Ethical's records shall be at Schein's expense except that, if any such inspection reveals an underpayment in an amount of running royalty actually paid to Schein hereunder in any quarterly period of 5% (five percent) or more of the amount of such running royalty actually due to Schein hereunder, then the expense of such inspection shall be borne by Ethical instead of by Schein. Any amount of discrepancy shall be paid promptly to Schein.

16.  REGISTRATION AND APPROVAL OF THE DESIGNATED PRODUCTS
     ----------------------------------------------------

     16.1 Ethical and Schein agree that Designated Product development should progress as specified in Schedule 4, attached hereto and that they shall commit to their respective obligations the necessary resources to comply with the timetables of any Designated Development Programme.

     16.2 Subject to any agreement to the contrary as contemplated by Clause 11.4.8, Schein undertakes to use all reasonable endeavours to obtain Marketing Authorisations for each and every Designated Product in the Territory

            (except for Marketing Authorisations in any Granted Territory) and to promptly submit all necessary applications for Marketing Authorisations in the Territory (except for Marketing Authorisations in any Granted Territory).

     16.3 Schein shall bear the cost of all application fees to government authorities for Marketing Authorisations including, without limitation, new drug applications ("NDA") filed with the FDA or any other fees concerning approvals from government authorities necessary to commercialise the Designated Products in the Territory, other than Marketing Authorisations required in any Granted Territory. The Marketing Authorisations (except for any Marketing Authorisations in any Granted Territory) and all NDAs in the Territory shall be the sole and exclusive property of Schein.

17.  DESIGNATED PRODUCT MANUFACTURE
     ------------------------------

     17.1 Schein undertakes to manufacture or have manufactured each Designated Product in the Territory and shall ensure such manufacturing shall comply with prevailing Good Manufacturing Practice for sale of the relevant Designated Product in the relevant country of the Territory (except in any Granted Territory). Schein may request Ethical to supply the Multipor coating materials required in connection with the manufacture of the Designated Products.

     17.2 In the event that Ethical or upon mutual agreement a third party manufacturer is to supply a Designated Product to Schien, *** ******
            ***** **** ** ***** ******** ************* ***** **** *** ********
            ******** such costs to be defined and set out in a separate supply agreement to be mutually agreed upon between the parties.

     17.3 Once in any yearly period, at the request of Schein, Ethical shall permit an independent public accountant selected by Schein and acceptable to Ethical, such acceptance not to be unreasonably withheld, to have access (subject to reasonable confidentiality undertakings) to such of the records and documentation of Ethical as may be necessary to verify that the supply price being charged to Schein is equal to the ***** ******** ************* ***** **** ***
            ******** ******** as set out in Clause 17.2.

18.  TERM
     ----

     18.1 The term ("Term") of this Agreement shall come into force as of the Effective Date and, subject to clause 19, shall remain in force in respect of a Designated Product in each country in the Territory ***
            * ****** ** ** ********* ***** **** *** **** ** *** ***** **********
            **** ** ** ***********


* redacted pursuant to confidential treatment request

            Third Party of such Designated Product in such country of the Territory (except the Granted Territories) or the life of any patents issued in the applicable country in the Territory relating to such Designated Product and included in the Patent Rights, whichever is the longer.

     18.2 This Agreement shall automatically be extended thereafter for successive 1 (one) year periods unless;

            18.2.1 either party notifies the other of its decision not to renew this Agreement at least 12 (twelve) months prior to the commencement of any such renewal term; provided, however, that the failure to extend this Agreement with respect to one Designated Product in any country in the Territory shall in no way affect the extension of this Agreement with respect to such Designated Product in any other countries in the Territory or other Designated Products for which no such notice has been given; or

            18.2.2 it is mutually agreed in writing by both parties, and subject to reasonable additional compensation being payable to Ethical, to extend the Agreement in respect of a Designated Product in any country in the Territory by a period of time greater than 1 (one) year, provided, however, that an agreement to extend this Agreement with respect to one Designated Product in any country in the Territory shall in no way affect the extension of this Agreement with respect to such Designated Product in any other countries in the Territory or other Designated Products for which no such agreement has been reached.

19.  TERMINATION
     -----------

     19.1 If any party shall go into liquidation either voluntary or compulsory (except for the purpose of amalgamation, reconstruction or restructuring previously approved of in writing by the parties hereto) or sell or dispose of its undertaking or the major part thereof or in any manner assign except as contemplated herein this Agreement or make any assignment for the benefit of creditors or cease or threaten to cease to carry on business or is unable to pay its debts as they fall due; or

     19.2 if a receiver or receiver and manager or judicial manager or administrator is appointed for any party over the whole or any part of its assets and is not withdrawn within 30 (thirty) days of appointment; or

     19.3 if any party shall commit any material breach (whether remediable or not) of its obligations under this Agreement and (if remediable) shall fail to remedy the breach within 90 (ninety) days of written notice, calculated from the date of receipt of such notice, given by the other party to the party required to do so then, upon the happening of any one or more of such events, the other party shall have the right forthwith by notice in writing to terminate this Agreement.

     19.4 Termination of this Agreement, due to the fault of either party, shall be without prejudice to any other rights or remedies then or thereafter available to either party under this Agreement or otherwise.

     19.5 The rights of either party to terminate this Agreement prior to the expiration of its Term shall not be affected in any way by that party's waiver of or failure to take action with respect to any previous breach hereunder.

20.  CONSEQUENCES OF TERMINATION
     ---------------------------

     20.1 If this Agreement is terminated prior to the date of expiration above by fault of Schein;

            20.1.1 Schein and Ethical shall promptly make an accounting to one another of the inventory of all Designated Products which it has in the Territory and the Granted Territory, respectively, if any, as of the date of such termination and said parties shall thereafter have the right for a period of 6 (six) months after said termination to sell such inventory of Designated Product provided that the Net Sales thereof shall be subject to the royalty provisions of Clauses 9 and 13
                   ****** ***** ** *************** ******* ** **** **** ***
                   ********* ***** ****** ***** and so payable to Ethical and/or Schein as the case may be. Thereafter, any remaining inventory of Designated Product shall be disposed of by mutual agreement in accordance with regulatory requirements. Clauses 8, 9, 10, 13 (as amended by this Clause 20.1.1), 14 and 15 shall survive such termination until all remaining inventory of Designated Product has been sold.

            20.1.2 Ethical shall have the unrestricted right to use and sublicence Schein Know-How and to make, manufacture, use, promote, distribute and sell the Designated Products in the Territory for the Term subject to reasonable and appropriate compensation being payable to Schein by Ethical including without limitation the royalties ************ ** ****** **
                   ******* ************** ** **** **** *** ********* *****
                   ****** *****

* redacted pursuant to confidential treatment request

     20.2 If this Agreement is terminated prior to the date of expiration above due to the fault of Ethical, Schein shall have the unrestricted right to continue to use and sublicence the Patent Rights and Ethical Know-How and to make, manufacture, use, promote, distribute and sell the Designated Products in the Territory for the unexpired balance of the Term, in which case Clause 8.1.1 ***** **** ** ** ** ********* *** ****** **** **** ***** **** ********. Clauses
            8 (as amended by this Clause 20.2), 9, 10, 13, 14, and 15 shall survive such termination.

     20.3 If any of the patents included in the Patent Rights is found by a court of applicable jurisdiction to be invalid or unenforceable in that jurisdiction in the Territory and as a result thereof an Independent Third Party would be entitled to manufacture or distribute and thereafter commercialises any of the Designated Products in that jurisdiction in the Territory utilising a part of the technology covered by the Patent Rights which would have a material impact on the Net Sales of that Designated Product and such impact can be shown, then Schein in its discretion may terminate this Agreement with respect to such Designated Product in that jurisdiction in the Territory or, at Schein's election, continue this Agreement in full force and effect with respect to such Designated Product in which case Clause 8.1.1 shall **** ** ** ** ********* *** ****** of **** **** ***** **** ********. Clauses 8 (as
            amended by this Clause 20.3), 9, 10, 13, 14 and 15 shall survive such termination.

21   SCHEIN BREAK POINT
     ------------------

     21.1   ****** *** ********* **** ********* ** ******* ****** ** *******
            **** ****** ******** ** *** ***** **** ** ***** *** *************
            *** *** ****** **** ** ** ** ****** ***** ** ** ****** ****** **
            **** *** ********** *********** ********** ********* ** *** *****
            *** *** ** **** ********* **** *********** ** ** ********* * *****
            ****** ***** ******* ** ******* ** *** ***** ****** **** ******
            ******* ******* ***** **** *** **** ***** ******* **** ************

     21.2   ****** *** ********* **** ********* ** ******* ****** ** *******
            **** ****** ******** ** *** ***** **** ** ***** *** *************
            *** *** ****** **** ** ** ** ****** ***** ** ** ****** ****** **
            *** *** ****** **** ** ** ** ****** ***** ** ** ****** ****** **
            *** *** ****** **** ** ** ** ****** ***** ** ** ****** ****** **
            **** *** ********** *********** ********** ********* ** *** *****
            *** *** ** **** ********* **** *********** ** ** ********* * *****
            ****** ***** ******* ** ******* ** *** ***** ****** **** ******
            ******* ******* ***** **** *** **** ***** ******* **** ************

* redacted pursuant to confidential treatment request

     21.3   ***** ****                       ****** ** *** ******* ********

            ****** *** **** ** ***                       *** *****
            ********* ****

            ******* *** *** *****                        ***** *****
            ***** ***** *** *********
            ****

            **** **** ***** ***** *****                  **** *****
            *** ********* ****

     21.4   **** *********** * *** ******** ** * *** ***** *********** ********
            ****** ******** ******** ****** ********** *** ********* ***** **
            *** ******* **** ************ *** ****** ******* ****** ****
            *********** *** ****** ****** ** ****** ******* **** ** ***** ******
            *********** ****** ******** ******** ****** ********** *** *********
            ***** ** ***

            21.4.1 *** ******* *************** **

            21.4.2 ********** ******* **** **** **** ** ******* ******** **

            21.4.3 **** ********** ******* *** ** ** **** ****** *** **** **
                   ******** *******

            21.4.4 *** ***** ******* **************  ******* **** *******
                   **********

     21.5   **** *********** * *** ******** ** * *** ***** *********** ********
            **** *********** * *** ******** ** * *** ***** *********** ********
            **** *********** * *** ******** ** * *** ***** *********** ********
            **** *********** * *** ******** ** * *** ***** *********** ********
            **** *********** * *** ******** ** * *** ***** *********** ********
            **** *********** * *** ******** ** * *** ***** *********** ********

     21.6   **** *********** * *** ******** ** * *** ***** *********** ********
            **** *********** * *** ******** ** * *** ***** *********** ********
            **** *********** * *** ******** ** * *** ***** *********** ********
            **** *********** * *** ******** ** * *** ***** ***********
            ********

* page redacted pursuant to confidential treatment request

22.  INFORMATION TRANSFER: CONFIDENTIALITY AND CO-OPERATION
     ------------------------------------------------------

     22.1 Within 30 (thirty) days following the signing of this Agreement, Ethical shall provide to Schein copies of relevant Ethical Know-How.

     22.2 Each party shall hold in strict confidence any tangible information relating to the Prospective Development Products marked confidential received from the other party (or oral information which is reduced to tangible form within 30 [thirty] days of disclosure and noted to be confidential), unless such information:

            22.2.1 Is already in its possession;

            22.2.2 Is already in the public domain or knowledge at the time of disclosure or later comes into the public domain or knowledge without fault on the part of the recipient;

            22.2.3 Is subsequently disclosed to the recipient by a third party who did not acquire it in confidence from the other party;

            22.2.4 Is required to be disclosed in connection with any legal proceedings or in order to obtain permission to manufacture of market at Designated Product in the Territory; or

            22.2.5 Is disclosed with the prior written consent of the other party, such consent not to be unreasonably withheld.

            This provision shall remain valid for a period of * ****** ***** after termination of this Agreement.

     22.3 During the Term of this Agreement, at least semi-annually, Ethical shall furnish to Schein any Ethical Know-How and any other information and data developed or acquired by or under the control of Ethical with respect to the Designated Products. Ethical hereby acknowledges and agrees that Schein may use, within the Territory, all such Ethical Know-How and information and data without restriction and without additional compensation to Ethical, other than as provided in this Agreement, to make, have made, use and sell the Designated Products in the Territory as envisaged hereunder.

     22.4 During the Term of this Agreement, at least semi-annually, Schein shall furnish to Ethical any Schein Know-How and any other information and data developed or acquired by or under the control or Schein with respect to the Designated Products, and Ethical may use in any Granted Territory


* redacted pursuant to confidential treatment request
            all such Schein Know-How and information and data without restriction and without additional compensation to Schein, other than provided for in this Agreement, subject to the following sentence. Schein shall be under no obligation to provide any Schein Know-How, information or data to Ethical hereunder if the disclosure of such would be in violation of any bona fide agreement with any Independent Third Party and such violation can be proved by Schein.

23.  INFRINGEMENT
     ------------

     23.1 Ethical and Schein each agree to notify the other in writing of any alleged infringement or potential infringement of any Patent Rights or any information or allegations impacting on the validity of any such Patent Rights, in the Territory promptly after becoming aware of the same.

     23.2 Upon the giving of such notice, Ethical and Schein shall immediately consult together to decide what steps shall be taken to prevent or terminate such infringement, and the parties shall take such steps as they shall so agree, including the institution of legal proceedings where necessary in the name of one of the parties of the joint names of Ethical and Schein as appropriate, in which event costs and expenses incurred and damages recovered shall be share in such proportions as the parties may agree.

     23.3 If, within 30 (thirty) days after such consultation that parties have failed to agree on the steps to be taken or the proportions in which costs and damages should be shared, Ethical may take such steps as it may decided and all damages recovered in any proceedings shall belong to Ethical.

     23.4 If, within 60 (sixty) days after such consultation Ethical does not take action against an alleged infringer or potential infringer or has failed to notify Schein of its intent to commence an action to terminate the alleged infringement or potential infringement, then Schein shall have the right to commence such action on its own behalf at its own cost and expense and to use Ethical's name in connection therewith, in which case any recoveries shall inure to the benefit of Schein.

     23.5 Schein and Ethical shall each provide all such assistance and co-operate, including the furnishing of documents and information as may be required to give effect to such joint or independent action as may be taken under Clauses 23.2, 23.3 and 23.4 above.

     23.6 Ethical hereby represents that, to the best of its knowledge, none of the Patent Rights or Ethical Know-How infringe on the patent or other legally protected proprietary rights of any Independent Third Party, and it has not received any notice or claim of any such infringement worldwide. Ethical agrees to hold Schein harmless from any judgements, losses or costs (including reasonable attorney's fees) incured in the event a claim or legal action is asserted against Schein to the effect that the manufacture, use or sale of the Product infringes the patent rights or other legally protected proprietary rights of any Independent Third Party PROVIDED ALWAYS THAT Schein fulfils its obligations under Clauses 23.1 and 23.5 above and that Schein has made no admission of liability either in whole or in part without Ethical's consent (such consent not to be unreasonably withheld).

     23.7 Ethical and Schein shall each give to the other prompt written notice of any claim or action made against either of them alleging that any of the Patent Rights infringe the rights of an Independent Third Party and arising from the manufacture, use or sale of any Designated Product in the Territory. Ethical and Schein agree to co-operate and collaborate with each other in undertaking a full investigation of the situation and in taking such action as they shall agree is appropriate in the circumstances.

     23.8 Subject to Clauses 23.2 and 23.4 above, Ethical shall be solely responsible for, and bear the cost of, the prosecution and maintenance of the Patent Rights.

     23.9 The provisions of this Clause 23 shall survive termination of this Agreement.

24.  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS
     ------------------------------------------------------

     24.1 Except as otherwise specifically provided in this Agreement, all representations, warranties and agreements contained in this Agreement shall survive the execution and delivery of this Agreement and remain in full force and effect regardless of any investigation made by or on behalf of either Ethical or Schein.

25.  ARBITRATION
     -----------

     25.1 All disputes arising in connection with the Agreement shall be settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by one or more arbitrator in accordance with the said Rules, as follows:

     25.2 Each of the parties shall designate its arbitrator within 15 (fifteen) days from notification by registered letter. The two arbitrators thus designated shall designate a third arbitrator within 30 days from designation of the second arbitrator, the said third arbitrator shall preside over the arbitration court. Arbitration should be held in London if Ethical initiates the request and if Schein initiates the request arbitration should be held in *** *****

26.  DISCLAIMER OF AGENCY
     --------------------

     26.1 The parties acknowledge that each of Schein and Ethical are independent contractors and nothing herein contained shall be deemed to create any relationship in the nature of agency, joint venture, partnership or similar relations between Schein and Ethical.

27.  SEVERABILITY
     ------------

     27.1 Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement should be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement to the extent such modification does not impair or change the intent of the parties hereto.

28.  PARAGRAPH HEADINGS
     ------------------

     28.1 The subject headings of the Articles in this Agreement are included for the purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

29.  TRANSFER OF RIGHTS AND OBLIGATIONS
     ----------------------------------

     29.1 This Agreement, in whole or in part, shall not be assignable by either party hereto to any Independent Third Party without the prior written consent of the other party hereto except that either party may assign this Agreement to an affiliated company or the successor or assignee of substantially all of its business. It is expressly understood and agreed by the parties hereto that the assignor of any rights hereunder shall remain bound by its duties and obligations hereunder.

30.  NOTICES
     -------

     30.1 Any notice required or report required or permitted to be given or made under this Agreement by either party to the other shall be in writing, sent by hand or by registered or express mail or courier, postage prepaid, telex or telefax, addressed to such other party at its address indicated at the

* redacted pursuant to confidential treatment request
            beginning of this Agreement or to such other address as the addressee shall have last furnished in writing to the addressor, and shall be effective upon receipt by the addressee.

31.  DISCLOSURE
     ----------

     31.1 Ethical and Schein shall have the right, subject to the written approval of the other, to disclose to any Independent Third Party in connection with any announcement, news release, or for any other reason the existence of this Agreement but not the terms hereof. Notwithstanding the foregoing, each party shall have the right to make such disclosures relating to this Agreement as may be required by applicable laws and regulations.

32.  FORCE MAJEURE
     -------------

     32.1 Ethical and Schein shall not be liable for delays if such delays are due to force majeure case, such as strikes, disputes with workmen, failure of supplies from ordinary sources, fire, floods, earthquake, governmental regulation against the aims of this Agreement, war, legislation or any other cause, either similar or dissimilar to the foregoing, beyond the reasonable control of the parties which cannot be overcome by due diligence.

33.  FURTHER ASSURANCES
     ------------------

     33.1 From and after the Effective Date, without further consideration, Ethical and Schein shall, from time to time during the term of this Agreement, upon the request by the other, perform all actions and execute, acknowledge and deliver all such further documents or instruments as may be reasonably required to give effect to the purpose and intent of this Agreement.

33.  ENTIRE AGREEMENT: AMENDMENT
     ---------------------------

     33.1 This Agreement contains the entire understanding of the parties with respect to the matters contained herein and supersedes any previous agreements and may be altered or amended only by a written instrument duty executed by both parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate originals.

     ETHICAL HOLDINGS PLC                    SCHEIN PHARMACEUTICAL INC.
     --------------------                    -------------------------




     Sign [SIGNATURE ILLEGIBLE]              Sign [SIGNATURE ILLEGIBLE]
          ---------------------------             ----------------------------

     Print /s/ Dr. G. W. Guy                 Print /s/ MARTIN SPERBER
          ---------------------------             ----------------------------



     Date 30th August 1994                   Date 30th August 1994
          ---------------------------             ----------------------------

                                  SCHEDULE 1

                                     [ * ]

* page redacted pursuant to confidential treatment request

                                  SCHEDULE 2
                                  ----------


******* *** ****** ************ ******** ** *** ************ ********** *******
*********** ***** ****** ** *** ********* ******

* redacted pursuant to confidential treatment request

                                    [  *  ]

* page redacted pursuant to confidential treatment request

                                    [  *  ]


* page redacted pursuant to confidential treatment request

                                    [  *  ]

* page redacted pursuant to confidential treatment request

                                    [  *  ]



* page redacted pursuant to confidential treatment request

                                   [  *  ]


* page redacted pursuant to confidential treatment request

                                   [  *  ]


* Page redacted pursuant to confidential treatment request.

                                    [  *  ]


* Page redacted pursuant to confidential treatment request.

                                    [  *  ]


* Page redacted pursuant to confidential treatment request.

                                    [  *  ]


* page redacted pursuant to confidential treatment request

                                  SCHEDULE 3

1.   Selection of Designated Products
     --------------------------------

     1.1 Subject to Clause 1.2 of Schedule 3 Schein shall, for a period of no longer than ** ******* ***** ****** **** *** ********* ***** ****** **
          ***** * ***** ********** ******* **** *** ***** * ***** ****** **
          ********** **** ****** * ********* ******* ** * ******* ** ** ********
          **** ********** *********

    1.2   ** *** ***** **** ****** ****** ** ****** *** ************* *******
          *** ******* ** ******** ** ** **** ** ** ** ********** **** ****** *
          ********* *** ***** ** *** **** ******* ***** *** ******* ** ******
          *** ************* ******* ** ****** ** *** **** ********** ** ****
          ******* **** ****** ****** ******* ****** ********* ** ******** **
          ******* *** ** ** *******

2.   Selection Procedure
     -------------------

     2.1  ** * ********** ***** ******* *** ****** **** ******* *** **********
          ************* ** *** *********** *********** ******** ****** **
          ******** ** ** ******* **** **** ** ***** **** *********** ** ********
          *** *** ** ******* *** *** *********** ************* **********
          ************** ******* ***** *** *********** *****

     2.2  ** *** ***** **** ****** ******* ** ****** ** ******* **** *******
          ************** ** * *********** *********** ******** ** ***** *******
          ** ******* **** ******* ******** * *********** **********

     2.3  ******* ***** **** *** ***** ** ******* *** *********** ********* **
          ********** **** ******** * *** **** *** **** ** *******

     2.4  ****** ***** **** ******* ***** ******* *********** ******* ***
          ******* ** ********** ******* ** *** ** ****** ** ****** **** ********
          *********** ******* ** * ********** ******* *** **** ** ****** **
          ****** *** *********** ********* ** *** ********** ***********
          ********** ** *** ***** **** ** ***** ** ***** ****** ******* ** ***
          **** ** ******* **** **********

     2.5  ** ******* ** *** ******* ******* ***** *********** ******** ***
          ********** *********** ********* *** *** ********** *******  * **** **
          *** ********** *********** ********* ***** ** ******** ** ****
          ******** **


* redacted pursuant to confidential treatment request

     2.6 In the event that Ethical exercise its rights under Clause 6 this shall be reflected in amendments to the Designated Development Programme.

     2.7 Any amendments to the Designated Development Programme agreed by the parties subsequent to Ethical's receipt of the Notice including, but not limited to, any Additional Charges, Designated Product Extensions, Special Charges or additional landmarks, shall be clearly evidenced in that Designated Development Programme. Additional monies due as a result of such amendments shall also be clearly evidenced in that Designated Development Programme.

     2.8  **** *********** * *** ******** ** * *** ***** *********** ********
          **** *********** * *** ******** ** * *** ***** *********** ********
          **** *********** * *** ******** ** * *** ***** *********** ********
          **** *********** * *** ******** ** * *** ***** *********** ********
          **** *********** * *** ******** ** * *** ***** ***********
          ********

     2.9  **** *********** * *** ******** ** * *** ***** *********** ********
          **** *********** * *** ******** ** * *** ***** *********** ********
          **** *********** * *** ******** ** * *** ***** *********** ********
          **** *********** * *** ******** ** * *** ***** *********** ********
          **** *********** * *** ******** ** * *** ***** *********** ********
          **** *********** * *** ******** ** * *** ***** *********** ********

* redacted pursuant to confidential treatment request

                                SCHEDULE 4
                                ----------


    Designated Development Programmes.
    ---------------------------------

    1. Each Designated Product shall have a Designated Development Programme prepared by Ethical and reviewed and approved by Schein which describes the ******* *********** *********** ******* ************ *** **********
        ******** ** ** ******** ** ****** ********** ******** ** ******* *******
        *** ********** *** ********** ******* ** *** ********** ** ***********
        *** ********** *********** ********* **** ******* *** *********** **
        ******* **** ******* ** ************** ************ ********* ********
        *********** ******** ***** *************** ******* *** *******
        ********** ******** *** *** *********** ** ****** **** ******* ** ***
        ******* ******* ******* ********** ******* *** **********
        ************ ********* ********** **** ***** ************* *********
        ************ ********** ** **** ******* ** *** ********* ******* ***
        ******* ************* *** ********** *********** ********* *** **
        ******* **** **** ** **** ** *** ****** ******* ** *** ******* ** *****
        ** ******** ******** ******* *** ********** ************* ******* *****
        ***** ** ******** ** ******* *********** **** **** ******* ** ***
        ********** ******* ****** ** *** ***** ** *** ********** ***********
        ********* ** **** **** ** **** ** ** ******

    2.  Each Designated Development Programme will identify ** ***** ***
        ********** *** *** ** ****** * ***** **** ******* ************ ***
        ********** ** ********** ** ***** **** ********

        2.1  * ********** ******* ** *** ******** *** ** ********** ** ****
             ****** ********* ***

        2.2  * ******* ** ********** ******* *** ******* ******** ** *******
             ******** ** *** ********** *** ********** ** **** ****** *********

    3.  ******* ** ******** * ****** *** *** ****** *** *** ****** ********* ***
        ********** ******** ** *** ******** *** ****

                                                     ********** ******* **
             ****** ********                          ******** *** ***
             ***************                          ****************

        3.1  ********* ** * ********** *******
             ** *** *** ** ******** **                       ***

* redacted pursuant to confidential treatment request

                                  Page l of 2

                                  SCHEDULE 4
                                  ----------

     ***  ********** ** ********** *** *************
          ******* ** ************                                **

     ***  ************ ** *** ***** ***************
          ** ******** ******                                    ***

     ***  ********** ** *** **** *** *** ** *** ** ***
          ************ ** *** ******** *************
          **** ** ********** **********                         ***

     ***  ********** ** ***** ****** *********** *********
          ******* ** *** **** ********* *********** ** ***
          ********** ********                                    **

     ***  ********** ** *** *** ***** *************** **
          ******** ********                                     ***

     ***  ********** ** ************ *************
          ********** *********** ** *******                     ***

     ***  ********** ** *** ******* *************** ********    ***

* redacted pursuant to confidential treatment request

                                  SCHEDULE 5
                                  ----------


                       [             *               ]




* Page redacted pursuant to confidential treatment request

                                  Page 1 of 1